Exhibit 99.4

Monthly Operating Report

CASE NAME:	Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER:	07-44539

JUDGE:		Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY  OPERATING  REPORT

MONTH  ENDING: APRIL 30, 2008

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	May 20, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	May 20, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-1
2008
CASE NUMBER: 07-44539

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH
		AMOUNT	April 2008	MONTH	MONTH
ASSETS
1.	UNRESTRICTED CASH	$2,913	$472,092
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$2,913	$472,092	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)	$428,572	$267,452
5.	INVENTORY	$1,807,835	$216,535
6.	NOTES RECEIVABLE	$0	$0
7.	PREPAID EXPENSES	$538,000	$399,821
8.	OTHER (ATTACH LIST)	$2,114,882	$238,351
9.	TOTAL CURRENT ASSETS	$4,892,202	$1,594,251	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT	$359,058	$0
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$0
12.	NET PROPERTY, PLANT & EQUIPMENT	$359,058	$0	$0	$0
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS – NET OF AMORTIZATION (ATTACH LIST)	$0	$0	$0	$0
15.	OTHER (ATTACH LIST)	$0	$6,995,873
16.	TOTAL ASSETS	$5,251,260	$8,590,124	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$858,107
18.	TAXES PAYABLE		$165,257
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$833,653
23.	TOTAL POSTPETITION LIABILITIES		$1,857,017	$0	$0
PREPETITION LIABILITIES
24.	SECURED DEBT	$16,684,744	$0	$0	$0
25.	PRIORITY DEBT	$810,299	$0	$0	$0
26.	UNSECURED DEBT	$4,675,404	$4,350,594
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$22,170,447	$4,350,594	$0	$0
29.	TOTAL LIABILITIES	$22,170,447	$6,207,611	$0	$0
EQUITY
30.	PREPETITION OWNERS’ EQUITY		$3,848,021
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(1,465,508)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$2,382,513	$0	$0
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$22,170,447	$8,590,124	$0	$0

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-2
2008
CASE NUMBER: 07-44539

INCOME STATEMENT

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
REVENUES
1.	GROSS REVENUES	$0	$0	$0	$0
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$3,589	$0	$0	$3,589
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$190,466	$0	$0	$190,466
12.	RENT & LEASE	$198	$0	$0	$198
13.	OTHER (ATTACH LIST)	$(37,946)	$0	$0	$(37,946)
14.	TOTAL OPERATING EXPENSES	$156,307	$0	$0	$156,307
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(156,307)	$0	$0	$(156,307)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$40,775	$0	$0	$40,775
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$0	$0
18.	INTEREST EXPENSE	$0	$0	$0	$0
19.	DEPRECIATION / DEPLETION	$0	$0	$0	$0
20.	AMORTIZATION	$0	$0	$0	$0
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$(40,775)	$0	$0	$(40,775)
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(115,532)	$0	$0	$(115,532)

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-3
2008
CASE NUMBER: 07-44539

		MONTH			QUARTER
		April 2008	MONTH	MONTH	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$400,376			$400,376
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$89,134	$0	$0	$89,134
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$89,134	$0	$0	$89,134
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$1,650	$0	$0	$1,650
8.	OTHER (ATTACH LIST)	$(19,068)	$0	$0	$(19,068)
9.	TOTAL NON-OPERATING RECEIPTS	$(17,418)	$0	$0	$(17,418)
10.	TOTAL RECEIPTS	$71,716	$0	$0	$71,716
11.	TOTAL CASH AVAILABLE	$472,092	$0	$0	$472,092
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$0	$0	$0	$0
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)		$0	$0	$0
26.	TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$0	$0	$0	$0
32.	NET CASH FLOW	$71,716	$0	$0	$71,716
33.	CASH - END OF MONTH	$472,092	$0	$0	$472,092

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-4
2008
CASE NUMBER: 07-44539

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	April 2008	0	0
1.	0-30		$0
2.	31-60		$0
3.	61-90		$0
4.	91+		$267,452
5.	TOTAL ACCOUNTS RECEIVABLE	$428,572	$267,452	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$0	$0	$0
7.	ACCOUNTS RECEIVABLE (NET)	$428,572	$267,452	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	April 2008

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$165,257	$0	$0	$0	$165,257
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$165,257

6.	ACCOUNTS PAYABLE	$(22,522)	$0	$36,019	$844,610	$858,107

STATUS OF POSTPETITION TAXES	MONTH:	April 2008

		BEGINNING	AMOUNT		ENDING
		TAX	WITHHELD AND/	AMOUNT	TAX
		LIABILITY*	OR ACCRUED	PAID	LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$0	$0	$0
2.	FICA-EMPLOYEE**	$0	$0	$0	$0
3.	FICA-EMPLOYER**	$0	$0	$0	$0
4.	UNEMPLOYMENT	$0	$0	$0	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$0	$0	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$0	$0	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-5
2008
CASE NUMBER: 07-44539

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS	MONTH:	April 2008

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One	JP Morgan Chase	Capital One
B.	ACCOUNT NUMBER:	3620477833	100130152	3620562563
C.	PURPOSE (TYPE):	Depository	Operating	Asset Sales
1.	BALANCE PER BANK STATEMENT	$52,401	$0	$419,691	$472,092
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0	$0	$0	$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$0	$0	$0
4.	OTHER RECONCILING ITEMS	$0	$0	$0	$0
5.	MONTH END BALANCE PER BOOKS	$52,401	$0	$419,691	$472,092
6.	NUMBER OF LAST CHECK WRITTEN	None	No Checks	No Checks

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE	INSTRUMENT	PRICE	VALUE

7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$472,092

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-6
2008
CASE NUMBER: 07-44539

MONTH:	April 2008

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Robbie Barron	Salary, Expense Reports	$2,243	$106,934
2.	Danny Clifton	Salary, Expense Reports	$0	$22,418
3.	Mark Luman	Salary, Expense Reports	$1,346	$60,944
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$3,589	$190,296

PROFESSIONALS

		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	GECAS; all aircraft returned 12/07	$738,159		$1,372,597
2.	AirLease International; all aircraft returned 1/08	$48,910		$0
3.
4.
5.
6.	TOTAL	$787,069	$0	$1,372,597

Monthly Operating Report

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS-7
2008
CASE NUMBER: 07-44539

MONTH:	April 2008

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 - Misc equipment sold i/a/w asset sale motion approved by the Court

10 - due to operation shut down, DIP order did not allow payment of expenditures between 10/15 and 10/29 until DIP lender paid in full; payments on post petition liabilties have resumed and will be paid i/a/w Plan of Reorganization

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
See Case #07-44536, Kitty Hawk, Inc.

Footnotes Supplement

CASE NAME: Kitty Hawk Aircargo, Inc.	ACCRUAL BASIS
2008
CASE NUMBER: 07-44539

MONTH:	April 2008

Accrual Basis Form Number	Line Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account is transferred to Kitty Hawk, Inc. (Case #07-44536)

3	13

Beginning April 1, 2008, due to the limited number of employees (8), the payroll system was no longer used and employees were paid through Accounts Payable. The amounts paid include the employer portion of all applicable payroll taxes and the employees are responsible for remitting the payroll taxes to the appropriate taxing authority.

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Post Pet Leases

GECAS and AirLease are aircraft and engine leases which are protected under Section 1110; Debtor may delay lease payment 60 days from petition date; payments are covered under allowed admin claim to be settled upon effective date of Plan.

7		All insurance policies for Kitty Hawk Aircargo, Inc. are carried in the name of Kitty Hawk, Inc. (Case #07-44536)

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

3	7

All proceeds from the sale of assets in all 5 cases (07-44536, 44537, 44538, 44539, 44540) are deposited into the account maintained at Capital One Bank in the name of Kitty Hawk Aircargo, Inc. Asset Sales Account

CASE NAME:	Kitty Hawk Aircargo, Inc.

CASE NUMBER:	07-44539

Details of Other Items

	April 2008
ACCRUAL BASIS - 1

8. OTHER (ATTACH LIST)	238,351	Reported
AR 401(k)	(834)
AR - Accrued	380
AR Employees	(1,604)
Fuel intoplane suspense	(282)
Deposits	240,691

	238,351	Detail
	0	Difference

15. OTHER (ATTACH LIST)	6,995,873	Reported
Intercompany receivable	6,995,873

	6,995,873	Detail
	0	Difference

22. OTHER (ATTACH LIST)	833,653	Reported

Payroll clearing	(3,394)
General Accrued AP	824,232
Accrued Union Dues	(9,323)
Accrued wages	0
Accrued 401(k)	(72)
Accrued Fuel	22,210

	833,653	Detail
	0	Difference

ACCRUAL BASIS - 2

13. OTHER OPERATING EXPENSE	(37,946)	Reported
Crewmember wages	5,006
Crewmember travel	(8,177)
Training	0
Flight Operations Admin wages & travel	6,247
Flight Planning Expense	0
Aircraft Insurance	0
Ground Operating Expense	(4,750)
Fuel	128,594
Maintenance wages & travel	(834)
Support costs	(133)
Contract labor	(46)
Parts Related Expense	31
Contractual Maintenance agreements	0
Allocation to Cargo	(132,632)
On demand charter expense	(31,252)

	(37,946)	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	40,775	Reported
Interest income	495
Gain on sale of assets	40,280

	40,775	Detail
	0	Difference

ACCRUAL BASIS - 3

8. OTHER (ATTACH LIST)	(19,068)	Reported
Transfer to Inc (#07-44536)	(36,733)
Transfer from Inc (#07-44536)	17,300
Interest Income	365
	(19,068)	Detail
	0	Difference

ACCRUAL BASIS - 4

Aging of Post-petition Taxes	165,257	Reported

Accrued franchise tax	388
Accrued property tax	164,869

	165,257	Detail
	0	Difference